SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 21, 1995



                               Donegal Group Inc.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)



   Delaware                                           0-15341                                              23-2424711
   --------                                           -------                                              ----------
(State or other                                     (Commission                                         (I.R.S. Employer
jurisdiction of                                     File Number)                                       Identification No.)
 incorporation)


1195 River Road, Marietta, Pennsylvania                               17547
---------------------------------------                           -----------
(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code: (717) 426-1931



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

        Since October 1, 1986, the Registrant's wholly owned subsidiary, Atlantic States Insurance Company ("Atlantic States"), has been a party to a Proportional Reinsurance Agreement (the "Agreement") with Donegal
Mutual Insurance Company ("Donegal Mutual") pursuant to which Atlantic States and Donegal Mutual participate in an intercompany underwriting pool. Under the Agreement, Atlantic States cedes to Donegal Mutual the premiums, losses and loss expenses from all of its property and casualty insurance business and assumes from Donegal Mutual a specified portion of the pooled business, which also includes substantially all of Donegal Mutual's property and casualty insurance business. From October 1, 1986 through September 30, 1988, Atlantic States assumed 35% of the pooled business written or in force on or after October 1, 1986. From October 1, 1988 through December 31, 1992, Atlantic States assumed 50% of the pooled business written or in force on or after October 1, 1988. From January 1, 1993 through December 31, 1995, Atlantic States assumed 60% of the pooled business written or in force on or after January 1, 1993. On December 21, 1995, Atlantic States and Donegal Mutual entered into an amendment (the "Amendment") to the Agreement pursuant to which, effective as of January 1, 1996, Atlantic States assumed 65% of the pooled business written or in force on or after January 1, 1996. For further information, reference is made to the Amendment, a copy of which is filed as Exhibit 10(L) hereto.

         On December 29, 1995, the Registrant entered into a Credit Agreement (the "Credit Agreement") with Fleet National Bank of Connecticut (the "Bank"). The Credit Agreement grants the Registrant an unsecured line of credit in an amount of up to $20,000,000. Interest on any advances under the Credit Agreement will bear interest, at the Registrant's option, at the Base Rate of the Bank or LIBOR plus 1.70%. The Registrant may obtain advances under the Credit Agreement until December 29, 2002 (the "Revolving Loan Termination Date"), subject to extension for one additional year with the consent of the Bank. Beginning on December 29, 1998, the Bank will reduce the Registrant's line of credit annually by $4,000,000. Upon each effective date of such reductions, the Registrant is obligated to repay such principal amount of any outstanding loans as is necessary so that its aggregate unpaid principal amount is not in excess of the reduced line of credit. For further information, reference is made to the Credit Agreement, a copy of which is filed as Exhibit 10(M) hereto.

         On December 31, 1995, the Registrant purchased all of the outstanding capital stock of Delaware American Insurance Company ("Delaware American") from Donegal Mutual in accordance with a Stock Purchase Agreement (the "Purchase Agreement") dated as of December 21, 1995 between the Registrant and Donegal Mutual, in consideration of $5,300,000 in cash, with such amount to be adjusted by the difference, if any, between (a) the Market Value of the Unassigned Surplus of Delaware American, as defined in the Purchase Agreement, as of December 31, 1995 compared to the Market Value of the Unassigned Surplus of Delaware American as of September 30, 1995 and (b) the value of any capital stock of Excess Mutual Insurance Company received by Delaware American upon the conversion of Excess Mutual Insurance Company. In addition, Donegal Mutual entered into an aggregate excess of loss reinsurance agreement with Delaware American whereby Donegal Mutual has reinsured Delaware American against any loss from: (a) any adverse development in Delaware American's loss reserve and loss adjustment expense reserve at December 31, 1996 compared to the amount of such reserves at December 31, 1995 in respect to all policy years ended on or before December 31, 1995, (b) all losses and loss adjustment expenses incurred by Delaware American during the month of December 1995 by reason of the fact that Delaware American's loss and loss adjustment expense ratio as finally determined for the month of December 1995 exceeds the lesser of (i) Delaware American's loss and loss adjustment expense ratio as finally determined for the period January 1, 1995 through November 30, 1995 or (ii) 60% and (c) all losses and loss adjustment expenses incurred by Delaware American during the year ending December 31, 1996 by reason of the fact that Delaware American's loss and loss adjustment expense ratio as finally determined for the year ending December 31, 1996 exceeds the lesser of
(i) Delaware American's loss and loss adjustment expense ratio as finally determined for the year ended December 31, 1995 or (ii) 60%, it being understood that any calculations made pursuant to clause (c) for the year ending December 31, 1996 will be adjusted to reflect any recoveries by Delaware American under the loss development section of such aggregate excess of loss reinsurance agreement. For further information, reference is made to the Purchase Agreement, a copy of which is filed as Exhibit 10(N) hereto.


Item 7.    Financial Statements and Exhibits.

           (a)      Financial statements of businesses acquired:

                           Not applicable.

           (b)      Pro forma financial information:

                           Not applicable.

           (c)      Exhibits:

                    10(L) Amendment dated as of December 21, 1995 to
                          Proportional Reinsurance Agreement between
                          Donegal Mutual Insurance Company and Atlantic States Insurance Company

                    10(M) Credit Agreement dated as of December 29, 1995
                          between Donegal Group Inc. and Fleet National Bank of Connecticut

                    10(N) Stock Purchase Agreement dated as of December
                          21, 1995 between Donegal Mutual Insurance
                          Company and Donegal Group Inc.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DONEGAL GROUP INC.


Date:  January 18, 1996                     By:_/s/ Donald H. Nikolaus_________
                                               Donald H. Nikolaus, President

                                  EXHIBIT INDEX
                                  -------------
                                                                                                             Sequentially
Exhibit No.                       Description of Exhibits                                                    Numbered Page
-----------                       -----------------------                                                    -------------


  10(L)                   Amendment dated as of December 21, 1995                                                   6
                          to Proportional Reinsurance Agreement
                          between Donegal Mutual Insurance Company
                          and Atlantic States Insurance Company

  10(M)                   Credit Agreement dated as of December 29,                                                 8
                          1995 between Donegal Group Inc. and Fleet
                          National Bank of Connecticut

  10(N)                   Stock Purchase Agreement dated as of                                                     91
                          December 21, 1995 between Donegal Mutual
                          Insurance Company and Donegal Group Inc.

